UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Liberty Street Horizon Fund

ANNUAL REPORT
April 30, 2010

www.libertystreetfunds.com

Liberty Street Horizon Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	4
Fund Expenses	5
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	18
Reports of Independent Registered Public Accounting Firm	26
Supplemental Information	27

This report and the financial statements contained herein are provided for the general information of the shareholders of the Liberty Street Horizon Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund's investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small and medium sized company risk, interest rate risk, high yield/lower rated (junk) bonds and foreign/emerging markets securities risk and depositary receipts risk. The Fund may, also, purchase IPOs or use derivatives such as options to increase its exposure to certain securities. Distressed securities involve considerable risk and are more likely to become worthless than securities of more financially stable companies. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

Liberty Street Horizon Fund
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

We are pleased to present the Liberty Street Horizon Fund’s Annual Report for the period ending April 30th, 2010. The Liberty Street Horizon Fund (the "Fund”) had gains in the no load, Institutional Class of 35.33% for the fiscal year ending April 30th, 2010. This can be compared to the total returns, including dividends and capital gains reinvested, of 38.84% for the Standard & Poor’s 500 Index (“S&P 500”) over the same time period. The Fund’s most recent performance for the calendar year 2010 as of April 30th is 5.69% vs. 7.05% for the S&P 500.

While the Fund has slightly underperformed the broader benchmark we are pleased with the underlying recovery in share prices of many of the Fund’s holdings from just a year ago. Horizon has remained steadfast in its methodical long-term approach to investing, and we believe by doing so it gives us the best chance to produce above-market returns for our shareholders over the long term.

On the anniversary of our 2009 shareholder letter, one might reflect on the condition of the financial markets and the public psyche just one year ago:

•	The nation's, even the world’s, financial and banking systems, were perhaps on the verge of collapse.

•	Countless investors were determined to sell long-term investments – stocks, corporate bonds, municipal bonds, real estate, and commodities –while they believed they still retained some value.

For our part, one year ago on April 30, 2009 we noted some economic measures which were absent from the anxious public discourse, such as the following:

•	That as of April 1st, 2009, both aggregate assets and balance sheet equity of the nation’s commercial banks were actually higher than in March of 2008.

•
That deposits of failed banks, and the economic value of those deposits, do not simply disappear. They are merely acquired by stronger banks. Thus, economic activity continues, and share prices cannot contract inexorably against rising economic value.

•	That China not only hadn’t collapsed, but that auto sales there reached an all-time record in March of 2009, and that residential property sales in China were 8.2% above the 1st quarter sales of 2008.

•
That the operative question was not whether the recession would end, but in which companies and businesses one would wish to be invested, pending the time when the extreme discount rates and the negative outlook would begin to return to normal. It was our opinion: that process had only just begun – despite common commentary that the market was either fairly or over-valued.

Accordingly, the Fund did not sell many of its long-term holdings during the fiscal year. We did not even trade very much among them. Turnover for the Fund's fiscal year was 20%, which is consistent with Horizon’s philosophy, historical practice, and analysis. The Fund continued to hold securities about

Liberty Street Horizon Fund
LETTER TO SHAREHOLDERS
(Continued)

which we were often pointedly questioned simply because the share prices had declined so sharply. These holdings include what have been, during the past 9 months or so, the best performing stocks in the Fund.

Using an example, MasterCard was originally purchased in the Fund in July 2008 at roughly $260 per share. During the “Global Margin Call” of late 2008/early 2009, MasterCard’s share price contracted to below $120, or by over 50% from our cost.

One can easily imagine why it dropped so much more than the market – the superficial association with credit card lending, even though MasterCard is not a lender, but a transaction processing croupier. While price action may cause some to be troubled, Horizon was not. At no point was Horizon concerned about MasterCard's business model, finances, or future. In fact, the Fund took the opportunity to add to the position when the share price had declined by some 40%. Though the share price declined by another 25% to a low of $119 on January 20, 2009, since that time, the stock has risen by 108%. As of April 30th, 2010 MasterCard was trading at $248, actually somewhat ahead of the S&P 500 if counted from the Fund's initial purchase price of $260. However, since subsequent purchases reduced the Fund’s average cost to $180, the investment is actually up 37% during the past couple of years. As of April 30th, 2010, MasterCard accounted for 1.58% of the Fund's total holdings.

Another illustrative example is the Fund's position in Carnival Corporation, the largest and likely best capitalized cruise line operator in the world. The Fund acquired this position at around $39 per share in September 2008 as a value-oriented investment after it had declined from its previous 2007 highs in the low 50s. Nevertheless, the ultimate low, if you can imagine, was $15, amounting to a peak to trough decline of almost 70%. The decline was easily rationalized alongside the “presumed death of the U.S. consumer” rhetoric attached to most consumer-related stocks, and the consumer's reluctance to travel. Coincident was the issue of financing the new mega class ships, appropriately labeled the Dream Class, which cost hundreds of millions of dollars while the world’s lending windows closed. How easy it would have been in that environment to sell this eyesore, produce a tax loss for future use, and find another rock in the stream to hop onto.

In any event, it appears that people still enjoy cruising the world’s oceans and Carnival was able to internally finance, through cash flows, both its near term debt maturities and ship deliveries. Carnival was trading at $42 as of April 30th 2010, which means it has more than doubled from its low of $15 in November 2008. As of April 30th, 2010, Carnival Corporation accounted for 2.44% of the Fund's total holdings.

Of course these two examples are drawn from one end of the spectrum of holdings, in order to make a point. We couldn’t even have discussed this in early 2009, since it hadn’t yet happened. It’s simply that enough time has passed. There are other holdings in the Fund that are well below their cost, have not yet appreciated mightily, yet which, by Horizon's evaluation, have every bit as much appreciation potential. When might it happen?  We believe in due time.  Examples of investments which have reduced the Fund’s performance include RRI Energy and El Paso Corp (respectively, .86% and .97% of total holdings as of April 30, 2010). RRI Energy suffered from the same problem that many other utility companies experienced. During the height of market tensions in late 2008 RRI had to make collateral postings for various energy derivative contracts.  Obtaining capital for those posting requirements proved extraordinarily expensive, and even though RRI was able to obtain the funding, the company’s management concluded that it was not worth the high price. In other words, the company would rather diminish the scope of some of its activities rather than raise capital at exorbitant prices. Going forward,

Liberty Street Horizon Fund
LETTER TO SHAREHOLDERS
(Continued)

RRI will be a smaller company. It has sold some assets and has exited certain business lines. While smaller it is much better capitalized, and is no longer held hostage to collateral posting requirements for derivatives. Recently it has announced a planned merger with Mirant Corp which we believe will only further strengthen the combined companies' balance sheets.  Its business has continued to improve as utilization rates have consistently risen since the lows of late 2008.  As utilization rates continue to improve, we believe so will the company's profitability.

El Paso Corporation is a company that we believe needs only continued higher energy prices to appreciate.  El Paso basically has two components:  a pipeline business and an energy exploration business. The pipeline business is adversely affected when demand for hydrocarbons is lower, a situation that has been gradually improving as of late.  The value of the energy exploration business is also negatively impacted when energy prices are lower. El Paso itself has not yet repaired all the damage to its balance sheet that it suffered in the 2003 period, a process that was interrupted severely in the 2008 credit crisis. So lower energy prices are somewhat more dangerous for it than for some other energy companies, but it’s not devastatingly dangerous as the share price reaction may have reflected. The company now appears to be sufficiently well-financed, and was able to survive the dramatic decline in energy prices of late 2008 early 2009. Recovering its valuation is really a function of potential energy price recovery and time.

While many securities have appreciated over the past 12 months, we believe that many of the Fund's best ideas have yet to fully recover to what we believe are fair values, including the Fund’s investments in exchanges, China, and utilities -- each of which is suffering from some form of market pessimism. Financial regulation is sometimes viewed as a threat to long-term exchange profitability. China is often referred to by others as a bubble. Utilities are regulated and considered to be too debt-laden to refinance. As we have attempted to highlight in our previous commentaries, Horizon does not agree with those viewpoints; thus, these can be seen as examples of the Fund's contrarian nature. We are happy to wait for this skepticism to fade, and we expect the companies’ business models and superior economics to carry the day.  Consistent with Horizon’s long-term approach, we expect to continue to hold most of the companies that appear yet to fully recover, as we believe that their long-term economics are being undervalued at current levels. Horizon will continue to research new ideas to add to the Fund, and may add to existing positions when market prices decline. At present, we believe that the holdings that have yet to participate in the market recovery position the Fund for continued success. Whatever we do, it will be at a slow and measured pace consistent with Horizon’s historical annual turnover of approximately 20%.

Despite the temporal challenges of the past few years, we remain certain that our long-term focus affords us the patience necessary to compound capital at attractive rates for shareholders. We appreciate your continued confidence.

Liberty Street Horizon Fund

Liberty Street Horizon Fund
FUND PERFORMANCE AND SUMMARY at April 30, 2010 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund's Institutional Shares, made at its inception with a similar investment in the S&P 500 Index. Result for the Fund and the Index include the reinvestment of all dividends and capital gains, if any. The S&P 500 Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of April 30, 2010
		Since Inception*
	One Year	(Annualized)
Unadjusted for sales charge or CDSC
Liberty Street Horizon Fund - A Shares	35.00%	(13.40%)
Liberty Street Horizon Fund - C Shares	34.44%	(14.26%)
Adjusted for maximum sales charge or CDSC
Liberty Street Horizon Fund - A Shares	28.57%	(14.80%)
Liberty Street Horizon Fund - C Shares	33.69%	(14.26%)
Liberty Street Horizon Fund - Institutional Shares	35.33%	(16.47%)
S&P 500 Index	38.84%	(6.34%)

*  A Shares, C Shares and Institutional Shares commenced operations on 5/4/07, 5/24/07 and 7/11/07, respectively.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Gross and net expense ratios for the A Shares are 1.66% and 1.50%, respectively. Gross and net expense ratios for the C Shares are 2.16% and 2.00%, respectively. Gross and net expense ratios for the Institutional Shares are 1.41% and 1.25%, respectively. Expense ratios are from the most recent prospectus. The Fund's Advisor has reduced fees or reimbursed expenses; absent such waivers, the Fund's returns would have been lower. The contractual fee waivers are in effect through October 12, 2011.

Shares redeemed or exchanged within 90 days of purchase will be charged a 1.00% redemption fee.

Total returns adjusted for the maximum sales charge or contingent deferred sales charge ("CDSC") reflect the deduction of the maximum sales charge of 4.75% for A Shares and CDSC charge of 0.75% when C Shares are redeemed within 12 months of purchase. The total returns of individual share classes will differ due to varying sales charges and expenses between the classes. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

Liberty Street Horizon Fund
FUND EXPENSES - April 30, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes and redemption fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 11/01/09 to 4/30/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/01/09	4/30/10	11/01/09 – 4/30/10
A Shares
	Actual Performance	$1,000.00	$1,128.90	$7.92
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.36	$7.50
C Shares
	Actual Performance	$1,000.00	$1,126.20	$10.54
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.88	$9.99
Institutional Shares
	Actual Performance	$1,000.00	$1,128.50	$6.60
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, 2.00% and 1.25% for A Shares, C Shares and Institutional Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the semi-annual period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - As of April 30, 2010

Number
of Shares		Value
	Common Stocks - 95.8%
	Banks - 7.1%
9,400	Bank of Japan*	$6,389,320
12,534	BOK Financial Corp.	682,226
43,885	ICICI Bank Ltd. - ADR	1,865,990
		8,937,536
	Casino Hotels - 0.6%
8,315	Wynn Resorts, Ltd.	733,715
	Commercial Services - 3.5%
100,000	De La Rue PLC	1,398,473
54,490	Lender Processing Services, Inc.	2,056,997
49,991	Quanta Services, Inc.*	1,006,319
		4,461,789
	Communications - 1.1%
108,597	China Unicom Hong Kong Ltd. - ADR	1,349,861
	Consumer Discretionary - 9.1%
73,680	Carnival Corp.	3,072,456
8,000	Mastercard, Inc. - Class A	1,984,320
48,322	Philip Morris International, Inc.	2,371,644
20,703	Sears Holdings Corp.*	2,504,028
44,775	Sotheby's	1,495,485
		11,427,933
	Consumer Staples - 1.9%
38,150	Jarden Corp.	1,225,378
116,428	Prestige Brands Holdings, Inc.*	1,134,009
		2,359,387
	Diversified Financial Operations - 3.0%
30,996	Icahn Enterprises LP	1,394,200
65,359	Leucadia National Corp.*	1,654,236
10,330	PNC Financial Services Group, Inc.	694,279
		3,742,715

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - As of April 30, 2010

Number
of Shares		Value
	Energy - 13.2%
59,319	Allegheny Energy, Inc,	$1,291,968
54,012	Cenovus Energy, Inc.	1,582,551
10,208	CNOOC Ltd. - ADR	1,795,791
101,270	El Paso Corp.	1,225,367
52,786	Gazprom OAO - ADR	1,225,691
80,260	Imperial Oil Ltd.	3,370,920
25,800	Oil States International, Inc.*	1,246,398
101,175	Penn West Energy Trust	2,030,582
28,566	Texas Pacific Land Trust	851,267
767,598	UTS Energy Corp.*	1,994,939
		16,615,474
	Exchanges - 12.3%
7,317	CME Group, Inc.	2,402,976
147,000	Hong Kong Exchanges and Clearing Ltd.	2,448,059
19,726	IntercontinentalExchange, Inc.*	2,300,643
190,020	London Stock Exchange Group PLC	1,991,632
101,263	NASDAQ OMX Group, Inc.*	2,126,523
61,284	NYSE Euronext	1,999,697
134,000	Singapore Exchange Ltd.	804,802
48,680	TMX Group, Inc.	1,391,679
		15,466,011
	Finance - Investment Banker/Broker - 1.0%
18,650	Evercore Partners, Inc. - Class A	668,416
113,700	ICAP PLC	661,947
		1,330,363
	Finance - Mortgage Loans/Banker - 0.2%
133,800	Federal Home Loan Mortgage Corp.*	200,700
50,340	Federal National Mortgage Association*	61,415
		262,115
	Healthcare - 0.9%
21,250	Genzyme Corp.*	1,131,350

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - As of April 30, 2010

Number
of Shares		Value
	Industrials - 1.7%
2,014,000	Beijing Capital International Airport Co., Ltd. - Class H	$1,232,138
166,400	Bombardier, Inc. - Class B	868,202
		2,100,340
	Insurance - 6.1%
39,978	Berkshire Hathaway, Inc. - Class B*	3,078,306
26,581	China Life Insurance Co., Ltd. - ADR	1,796,610
20,857	Greenlight Capital Re, Ltd. - Class A*	534,356
84,397	Power Corp. of Canada	2,341,315
		7,750,587
	Investment Management/Adviser - 6.2%
143,689	Blackstone Group LP	2,008,772
53,399	Cohen & Steers, Inc.	1,445,511
65,712	Legg Mason, Inc.	2,082,413
22,000	Onex Corp.	637,389
2,367,000	Value Partners Group Ltd.	1,624,919
		7,799,004
	Materials - 6.1%
133,420	Anglo American PLC - ADR*	2,808,491
5,650	BHP Billiton Ltd. - ADR	411,264
115,380	Franco-Nevada Corp.	3,325,779
4,020	Rio Tinto PLC - ADR	204,457
46,200	Silver Wheaton Corp.*	901,824
		7,651,815
	Multimedia - 4.3%
108,000	Grupo Televisa SA - ADR	2,244,240
63,921	Time Warner, Inc.	2,114,507
27,435	Walt Disney Co.	1,010,705
		5,369,452
	Public Thoroughfares - 1.1%
2,352,000	Sichuan Expressway Co., Ltd. - Class H	1,357,130

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - As of April 30, 2010

Number
of Shares		Value
	Real Estate - 10.9%
154,086	Brookfield Asset Management, Inc. - Class A	$3,904,539
38,000	CB Richard Ellis Group, Inc. - ClassA*	658,160
88,441	Forest City Enterprises, Inc. - Class A*	1,366,413
356,000	Henderson Land Development Co., Ltd.	2,285,711
795,700	Link Real Estate Investment Trust	1,961,541
21,939	St. Joe Co.*	724,865
13,756	Vornado Realty Trust - REIT	1,146,838
317,000	Wharf Holdings Ltd.	1,741,343
		13,789,410
	Transport - Marine - 0.8%
20,684	Overseas Shipholding Group, Inc.	1,035,441
	Utilities - 4.7%
496,711	Dynegy, Inc. - Class A*	660,626
27,723	Huaneng Power International, Inc. - ADR	637,629
86,310	Mirant Corp.*	1,006,374
107,757	NRG Energy, Inc.*	2,604,487
264,262	RRI Energy, Inc.*	1,075,546
		5,984,662
	Total Common Stocks
	(Cost $124,992,748)	120,656,090
	Exchange-Traded Funds - 1.7%
81,800	Market Vectors - Gaming	2,203,692
	Total Exchange-Traded Funds
	(Cost $1,581,102)	2,203,692
	Investment Companies - 1.5%
36,000	RIT Capital Partners PLC	600,946
718,565	Urbana Corp. - Class A*	1,230,855
	Total Investment Companies
	(Cost $1,719,693)	1,831,801

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - As of April 30, 2010

Number
of Shares		Value
	Warrants - 0.0%
71,200	Henderson Land Development Co., Ltd.
	Exercise Price $7.59, Expiration Date: June, 2011	$0
	Total Warrants
	(Cost $0)	0

Principal
Amount		Value
	Short-Term Investments - 0.8%
$964,903	UMB Money Market Fiduciary, 0.03% ‡	964,903
	Total Short-Term Investments
	(Cost $964,903)	964,903
	Total Investments - 99.8%
	(Cost $129,258,446)	125,656,486
	Other assets less liabilities - 0.2%	262,481
	Total Net Assets - 100.0%	$125,918,967

ADR - American Depository Receipt
PLC - Public Limited Company
REIT - Real Estate Investment Trusts

* Non-income producing security
‡ The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
SCHEDULE OF INVESTMENTS - As of April 30, 2010
Sector Representation as a % of Total Investments

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2010

ASSETS
Investments in securities, at value (cost $129,258,446)	$125,656,486
Receivables:
Fund shares sold	207,414
Dividends and interest	183,694
Prepaid expenses	20,087
Total assets	126,067,681

LIABILITIES
Payables:
Fund shares redeemed	3,331
Due to Advisor	89,676
Due under Distribution Plan - A & C Shares (Note 7)	14,293
Administration fees	12,577
Fund accounting fees	6,824
Transfer agent fees	1,770
Chief compliance officer fees	2,417
Accrued other expenses	17,826
Total liabilities	148,714

NET ASSETS	$125,918,967

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares
authorized)	$142,878,928
Accumulated net investment loss	(2,019,727)
Accumulated net realized loss on investments	(11,338,233)
Net unrealized depreciation on investments and foreign currency	(3,602,001)
NET ASSETS	$125,918,967

Shares Outstanding
A Shares	3,882,100
C Shares	2,420,729
Institutional Shares	13,599,620
Net Assets Value, Offering and Redemption Price Per Share
A Shares (based on net assets of $24,687,978)	$6.36
A Shares Maximum Public Offering Price Per Share	$6.68
(net asset value per share / 95.25%)
C Shares (based on net assets of $15,219,295)	$6.29
Institutional Shares (based on net assets of $86,011,694)	$6.32

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $118,114)	$1,939,423
Interest	4,977
Total income		$1,944,400

Expenses
Advisory fees	1,113,304
Distribution fees (Note 7)
A Shares	56,697
C Shares	97,322
Fund accounting fees	72,369
Administration fees	133,244
Transfer agent fees	158,713
Registration fees	36,979
Custody fees	20,545
Audit fees	14,969
Legal fees	27,915
Chief compliance officer fees	23,801
Trustees' fees and expenses	4,720
Insurance fees	5,840
Shareholder reporting fees	25,590
Miscellaneous fees	7,824

Total expenses		1,799,832
Less: Fees waived		(253,196)
Net expenses		1,546,636
Net investment income		397,764

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments		(2,006,444)
Foreign currency transactions		5,261
Net realized loss		(2,001,183)
Net unrealized appreciation on:
Investments and foreign currency translations		33,965,202
Net realized and unrealized gain on investments and
foreign currency		31,964,019

Net Increase in Net Assets from Operations		$32,361,783

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2010	Year Ended April 30, 2009
INCREASE (DECREASED) IN NET ASSETS FROM:
Operations
Net investment income	$397,764	$374,649
Net realized loss on investments and foreign currency	(2,001,183)	(9,332,747)
Net unrealized appreciation (depreciation) on investments and foreign currency	33,965,202	(30,974,171)
Net increase (decrease) in net assets resulting from operations	32,361,783	(39,932,269)
Distributions to Shareholders
From net investment income
A Shares	(414,688)	(29,486)
C Shares	(208,964)	-
Institutional Shares	(1,637,267)	(322,627)
Total distributions	(2,260,919)	(352,113)
Capital Transactions
Net proceeds from shares sold	38,579,415	104,672,240
Reinvestment of distributions	2,206,760	346,751
Cost of shares redeemed	(34,849,502)*	(35,728,248)*
Net change in net assets from capital transactions	5,936,673	69,290,743
Total increase in net assets	36,037,537	29,006,361
NET ASSETS
Beginning of year	89,881,430	60,875,069
End of year	$125,918,967	$89,881,430
Accumulated net investment loss	$(2,019,727)	$(132,865)

* Net of redemption fee proceeds of $15,522 and $61,874, respectively.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
FINANCIAL HIGHLIGHTS - A Shares
Per share operating performance
For a capital share outstanding throughout the Period

	Year Ended		May 4, 2007 (a) through
	April 30, 2010	April 30, 2009	April 30, 2008
Net asset value, beginning of period	$4.80	$9.39	$10.00
Income from Investment Operations
Net investment income (b)	0.01	0.03	0.05
Net realized and unrealized gain (loss) on investments
and foreign currency	1.66	(4.61)	(0.64)
Total from investment operations	1.67	(4.58)	(0.59)
Less Distributions:
From net investment income	(0.11)	(0.01)	(0.02)
Redemption fee proceeds ##	-	-	-
Net asset value, end of period	$6.36	$4.80	$9.39
Total return (c)	35.00%	(48.80)%	(5.94	)% *
Ratios and Supplemental Data
Net assets, end of period (000's omitted)	$24,688	$19,384	$17,506
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.73%	1.91%	3.64	% **
After fees waived and expenses absorbed	1.50%	1.50%	1.50	% **
Ratio of net investment income to average net assets	0.25%	0.49%	0.48	% **
Portfolio turnover rate	20%	21%	29	% *

(a)	Commencement of operations.
(b)	Based on monthly average shares outstanding during the year.
(c)	Total return excludes the effect of the applicable sales load.
*	Not annualized.
**	Annualized.
##	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
FINANCIAL HIGHLIGHTS – C Shares
Per share operating performance
For a capital share outstanding throughout the Period

	Year Ended		May 24, 2007 (a) through
	April 30, 2010	April 30, 2009	April 30, 2008
Net asset value, beginning of period	$4.75	$9.33	$10.05
Income from Investment Operations
Net investment (loss) income (b)	(0.01)	0.00 ^	0.00	^
Net realized and unrealized gain (loss) on investments
and foreign currency	1.64	(4.58)	(0.71)
Total from investment operations	1.63	(4.58)	(0.71)
Less Distributions:
From net investment income	(0.09)	-	(0.02)
Redemption fee proceeds	- ^	- ^	0.01
Net asset value, end of period	$6.29	$4.75	$9.33
Total return	34.44%	(49.09)%	(7.02	)% *
Ratios and Supplemental Data
Net assets, end of period (000's omitted)	$15,219	$10,064	$11,580
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	2.23%	2.50%	4.19	% **
After fees waived and expenses absorbed	2.00%	2.00%	2.00	% **
Ratio of net investment loss to average net assets	(0.25)%	(0.03)%	(0.05	)% **
Portfolio turnover rate	20%	21%	29	% *

(a)	Commencement of operations.
(b)	Based on monthly average shares outstanding during the year.
(c)	Total return excludes the effect of the applicable sales load.
*	Not annualized.
**	Annualized.
^	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
FINANCIAL HIGHLIGHTS - Institutional Shares
Per share operating performance
For a capital share outstanding throughout the Period

	Year Ended		July 11, 2007 (a) through
	April 30, 2010	April 30, 2009	April 30, 2008
Net asset value, beginning of period	$4.77	$9.37	$10.79
Income from Investment Operations
Net investment income (b)	0.03	0.04	0.05
Net realized and unrealized gain (loss) on investments
and foreign currency	1.65	(4.62)	(1.44)
Total from investment operations	1.68	(4.58)	(1.39)
Less Distributions:
From net investment income	(0.13)	(0.03)	(0.04)
Redemption fee proceeds	0.00 ^	0.01	0.01
Net asset value, end of period	$6.32	$4.77	$9.37
Total return	35.33%	(48.81)%	(12.88	)% *
Ratios and Supplemental Data
Net assets, end of period (000's omitted)	$86,012	$60,434	$31,788
Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.48%	1.68%	2.59	% **
After fees waived and expenses absorbed	1.25%	1.25%	1.25	% **
Ratio of net investment income to average net assets	0.50%	0.68%	0.68	% **
Portfolio turnover rate	20%	21%	29	% *

(a)	Commencement of operations.
(b)	Based on monthly average shares outstanding during the year.
(c)	Total return excludes the effect of the applicable sales load.
*	Not annualized.
**	Annualized.
^	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010

Note 1 – Organization
The Liberty Street Horizon Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term growth of capital. The Fund currently offers three classes of shares: A Shares, C Shares, and Institutional Shares. A Shares commenced operations on May 4, 2007. C Shares commenced operations on May 24, 2007. Institutional Shares commenced operations on July 11, 2007.

The Fund is the accounting and performance successor to the Liberty Street Horizon Fund, a series of Forum Funds (the “Predecessor Fund”). On October 12, 2009, the Fund acquired substantially all the assets and assumed the liabilities of the Predecessor Fund pursuant to an agreement and plan of reorganization, in exchange for Class A, C and Institutional shares of the Fund.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Fund values securities for which market quotations are not readily available, including restricted securities, by methods approved by the Board of Trustees and that the Board believes accurately reflect fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or a meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the exchange on which the security principally trades and the NYSE. In such a case, the Fund’s value for a security could be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not effect sales and redemptions of its shares.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. At April 30, 2010, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

(f) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(g) Accounting Standards
In June 2006, Financial Accounting Standards Board (“FASB”) released “Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”). The Income Tax Statement addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken or expected to be taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of April 30, 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended April 30, 2008 - 2010) for purpose of implementing the Income Tax Statement, and has concluded that no provision for income tax is required in the Fund’s financial statements.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Horizon Asset Management, Inc. (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.50% , 2.00% and 1.25% of the Fund's average daily net assets for A Shares, C Shares and Institutional Shares, respectively until October 12, 2011.

For the year ended April 30, 2010, the Advisor waived fees or reimbursed other expenses of $244,678. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred. The Advisor is permitted to seek reimbursement from the Fund for a period

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

of three fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2010, the Advisor may recapture a portion of the following amounts no later than the dates stated below:

April 30, 2011	$353,895
April 30, 2012	301,848
April 30, 2013	244,678
$900,421

Foreside Fund Services, LLC (“Distributor”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.  For the period May 1, 2009 through October 11, 2009, Atlantic Fund Administration, LLC (“Atlantic”) served as fund accounting agent, transfer agent and administrator to the Predecessor Fund. Citibank served as the custodian to the Predecessor Fund.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended April 30, 2010, the Fund’s allocated fees paid to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. For the period May 1, 2009 through October 11, 2009, Atlantic provided Chief Compliance Officer services to the Predecessor Fund and voluntarily waived $8,518 of its fees. The Fund’s allocated fees accrued for CCO services for the year ended April 30, 2010, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At April 30, 2010, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$132,880,501
Gross unrealized appreciation	$20,525,336
Gross unrealized depreciation	(27,749,351)
Net unrealized depreciation on investments	$(7,224,015)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

As of April 30, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,344,426
Accumulated capital and other losses	(11,080,331)
Unrealized depreciation on investments and foreign currency translations.	(7,224,056)
Total accumulated earnings/(deficit)	$(16,959,961)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss)
$141,750	$ (23,707)	$ (118,043)

The tax character of distributions paid during the fiscal years ended April 30, 2010 and April 30, 2009 were as follows:

Distribution paid from:	April 30, 2010	April 30, 2009
Ordinary income	$2,260,919	$352,113
Long term capital gains	-	-
Total distributions	$2,260,919	$352,113

As of April 30, 2010, the Fund had a capital loss carryover of $9,058,979, of which $1,062 expires in 2016, $5,415,812 expires in 2017 and $3,642,105 expires in 2018.

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of April 30, 2010, the Fund had $2,021,352 of post-October capital losses and $297 of post-October currency losses which are deferred until May 1, 2010 for tax purposes.

Note 5 - Capital Transactions
Capital transactions for the Fund were as follows:

	Year Ended April 30, 2010		Year Ended April 30, 2009
	Shares	Value	Shares	Value
Subscriptions:
A Shares	1,098,796	$6,589,917	3,264,814	$21,796,911
C Shares	550,745	3,235,128	1,614,888	9,118,790
Institutional Shares	4,971,684	28,754,370	13,939,649	73,756,539
Total Subscriptions	6,621,225	$38,579,415	18,819,351	$104,672,240
Reinvestment:
A Shares	65,846	$397,712	6,122	$28,649
C Shares	33,702	201,537	---	---
Institutional Shares	267,919	1,607,511	68,409	318,102
Total Subscriptions	367,467	$2,206,760	74,531	$346,751

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

Repurchases:
A Shares	(1,321,098)	$(7,928,047)	(1,097,257)	$(6,306,792)
C Shares	(281,459)	(1,610,016)	(737,870)	(4,071,170)
Institutional Shares	(4,300,290)	(25,311,439)	(4,741,580)	(25,350,286)
Total Repurchases	(5,902,847)	$(34,849,502)*	(6,576,707)	$(35,728,248)*

* For the year ended April 30, 2010, net of redemption fee proceeds of $4,327, $1,142 and $10,053 for A Shares, C Shares and Institutional Shares, respectively. For the year ended April 30, 2009, net of redemption fee proceeds of $5,177, $3,193 and $53,504 for A Shares, C Shares and Institutional Shares, respectively.(The Fund charges a 1% fee if you redeem your shares of the Fund within 90 days of purchase).

Note 6 - Investment Transactions

For the year ended April 30, 2010, purchases and sales of investments, excluding short-term investments, were $32,416,783 and $21,389,227, respectively.

Note 7 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to the A Shares and C Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% and 0.75%, respectively, of average daily net assets, payable to the Distributor. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC, markets the Fund shares to financial intermediaries pursuant to a selling dealer agreement. In addition, HRC Fund Associates, LLC may receive 12b-1 fees from the Fund for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s distributor

For the year ended April 30, 2010, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 –Fair Value Measurements and Disclosure
In September 2006, FASB issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007.  Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2010, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
	(Quoted	(Observable	(Unobservable
	Price)	Inputs)	Inputs)	Total
Investments, at Value:
Common Stocks[1]	$120,656,090	$-	$-	$120,656,090
Exchange-Trade Funds	2,203,692	-	-	2,203,692
Investment Companies	1,831,801	-	-	1,831,801
Warrants	-	-	-	-
Short-Term Investments	964,903	-	-	964,903
Total Investments, at Value	$125,656,486	$-	$-	$125,656,486

1 All common stocks held in the Fund are level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 10 – Accounting Pronouncement
In June 2009, FASB issued Derivatives and Hedging effective for financial statements issued for interim and annual periods ending after November 15, 2008. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 11 –Reorganization
On September 22, 2009, shareholders of the Predecessor Fund approved an agreement and plan of reorganization providing for the transfer of all of the assets of the Predecessor Fund to the Fund which is designed to be identical from an investment perspective to the Predecessor Fund, in exchange for (a) the Fund’s shares, which was distributed pro rata by the Predecessor Fund to the holders of its shares in complete liquidation of the Predecessor Fund, and (b) the Fund’s assumption of all of the liabilities of the Predecessor Fund.

Liberty Street Horizon Fund
NOTES TO FINANCIAL STATEMENTS – April 30, 2010
(Continued)

On October 12, 2009, the Fund acquired substantially all the assets and liabilities of the Predecessor Fund in exchange for the A Shares, C Shares and Institutional Shares of the Fund.  The acquisition was accounted for as a tax-free exchange of 4,095,206 Class A shares, 2,171,464 Class C shares and 13,090,376 Institutional Class Shares for the net assets of the Predecessor Fund, which amounted to $118,266,158, including $13,071,006 of unrealized depreciation, after the close of business on October 9, 2009.  Accounting and performance history of the A Shares, C Shares and Institutional Shares of the Predecessor Fund were redesignated as that of the A Shares, C Shares and Institutional Shares of the Fund, respectively.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Liberty Street Horizon Fund

We have audited the accompanying statement of assets and liabilities of the Liberty Street Horizon Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of April 30, 2010, and the related statement of operations, the statement of changes in net assets, and fnancial highlights for the year then ended. These fnancial statements and fnancial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these fnancial statements and fnancial highlights based on our audit. The statement of changes in net assets and the fnancial highlights for the year ended April 30, 2009 and fnancial highlights for the period May 4, 2007 to April 30, 2008 have been audited by other auditors, whose report dated June 25, 2009 expressed an unqualifed opinion on such statement and fnancial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty Street Horizon Fund as of April 30, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 24, 2010

Liberty Street Horizon Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended April 30, 2010, 51.86% of dividends paid from net investment income, including short-term capital gains (if any), from the Fund, is designated as qualified dividend income.

For the year ended April 30, 2010, 16.43% of dividends paid from net investment income, including short-term capital gains (if any), from the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Reorganization

The percentage of shares outstanding and entitled to vote that were present by proxy were 51.64%. The numbers of shares voted were as follows:

For	Against	Abstain	Total
10,006,284	12,224	41,566	10,060,074

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108 or on the Fund’s website at http://www.libertystreetfunds.com. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

			Number of	Other
			Portfolios in	Directorships
	Term of		the Fund	Held During
Name, Address, Year of	Office[c] and		Complex	the Past Five
Birth and Position(s)	Length of	Principal Occupation During the Past Five	Overseen by	Years by
held with Trust	Time Served	Years and Other Affiliations	Trustee	Trustee
Independent Trustees:
Charles H. Miller [a]	Since	Executive Vice President, Client Management	16	None
(born 1947)	November	and Development, Access Data, a Broadridge
Trustee	2007	Company, a provider of technology and services
to asset management firms (1997-present).
Ashley Toomey Rabun [a]	Since	President and Founder, InvestorReach, Inc. a	16	None
(born 1952)	November	financial services consulting firm (1996-present).
Trustee and Chairperson	2007
of the Board
William H. Young [a] (born	Since	Independent financial services consultant (1996-	16	None
1950)	November	present); Consultant-Interim CEO, Unified Fund
Trustee	2007	Services, Inc., a mutual fund service provider
(2003-2006); Ex-officio Board Member of the
National Investment Company Service
Association and past President and Chairman
(1995-1997); Senior Vice President,
Oppenheimer Management Company (1983-
1996).
Interested Trustees:
John P. Zader [a] †	Since	CEO, UMB Fund Services, Inc., a mutual and	16	None
(born 1961)	November	hedge fund service provider, and the transfer
Trustee and President	2007 as	agent, fund accountant, and co-administrator for
	Trustee and	the Fund, and affiliate of the distributor of
	December	certain series of the Trust (not including the
	2007 as	Fund), Grand Distribution Services, LLC, and
	President	custodian (2006-present); Consultant to Jefferson
Wells International (2006); Senior Vice

Liberty Street Horizon Fund
SUPPLEMENTAL INFORMATION (Unaudited)

			Number of	Other
			Portfolios in	Directorships
	Term of		the Fund	Held During
Name, Address, Year of	Office[c] and		Complex	the Past Five
Birth and Position(s)	Length of	Principal Occupation During the Past Five	Overseen by	Years by
held with Trust	Time Served	Years and Other Affiliations	Trustee	Trustee
President and Chief Financial Officer, U.S.
Bancorp Fund Services, LLC, a mutual and
hedge fund service provider (1988-2006).
Eric M. Banhazl [b] †	Since January	President, Mutual Fund Administration Corp.	16	Advisors Series
(born 1957)	2008 as	(2006 – present); Senior Vice President, U.S.		Trust (1997 to
Trustee and Vice President	Trustee and	Bancorp Fund Services, LLC, a mutual and		2007).
	December	hedge fund service provider (2001 – 2006);
	2007 as Vice	Partner, The Wadsworth Group, a mutual fund
	President	administration and consulting services provider
(1990-2001).
Officers of the Trust
Rita Dam [b]	Since	Vice President, Mutual Fund Administration	N/A	N/A
(born 1966)	December	Corp. (2006 – present); Vice President, U.S.
Treasurer and Assistant	2007	Bancorp Fund Services, LLC, a mutual and
Secretary		hedge fund service provider (2001 - 2006); Vice
President, The Wadsworth Group, a mutual fund
administration and consulting services provider
(1994-2001).
Joy Ausili [b]	Since	Vice President, Mutual Fund Administration	N/A	N/A
(born 1966)	December	Corp. (2006 – present); Vice President, U.S.
Secretary and Assistant	2007	Bancorp Fund Services, LLC, a mutual and
Treasurer		hedge fund service provider (2001 - 2006); Vice
President, The Wadsworth Group, a mutual fund
administration and consulting services provider
(1997-2001).
Terrance P. Gallagher,	Since	Executive Vice President, UMB Fund Services,	N/A	N/A
CPA, JD [a]	December	Inc. (2007 – present); Director of Compliance,
(born 1958)	2007	Unified Fund Services Inc. (2004 – 2007);
Vice President		Partner, The Academy of Financial Services
Studies and Precision Marketing Partners (1998 -
2004); Senior Vice President, Chief Financial
Officer and Treasurer of AAL Capital
Management and The AAL Mutual Funds (1987
- 1998).
Robert Tuszynski [a]	Since March	Senior Vice President, Director of Distribution	N/A	N/A
(born 1959)	2010	Services, UMB Fund Services, Inc. (2008 –
Vice President		present); Vice President and CCO, CUNA
Mutual Fund Group (2004 – 2008).
Todd Cipperman [b]	Since	Founder and Principal, Cipperman &	N/A	N/A
(born 1966)	December	Company/Cipperman Compliance Services
Chief Compliance Officer	2009	(2004 – present).

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the distributor of certain series of the Trust (not including the Fund), Grand Distribution Services, LLC and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a. Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Liberty Street Horizon Fund
a series of the Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Liberty Street Horizon Fund A Shares	LSHAX	461 418 840
Liberty Street Horizon Fund C Shares	LSHCX	461 418 832
Liberty Street Horizon Fund Institutional Shares	LSHUX	461 418 824

Privacy Principles of the Liberty Street Horizon Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Liberty Street Horizon Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, on the Fund’s website at http://www.libertystreetfunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, on the Fund’s website at http://www.libertystreetfunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov or by calling the Fund at (800) 207-7108. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Liberty Street Horizon Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-800-207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2010	FYE 4/30/2009
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2010	FYE 4/30/2009
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 4/30/2010	FYE 4/30/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title)   /s/ John P. Zader
     John P. Zader, President

Date   July 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ John P. Zader
     John P. Zader, President

Date   July 6, 2010

By (Signature and Title)   /s/ Rita Dam
     Rita Dam, Treasurer

Date   July 6, 2010